UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 1, 2026
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 6.125% Senior Notes due 2028 (and the related guarantee of Registrant)		AGO/28	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 1, 2026, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.    Election of Directors:

Director Nominees	For	Against	Abstain	Broker Non- Votes
Mark C. Batten	37,573,543	57,245	115,794	3,042,464
Francisco L. Borges	36,004,820	1,669,247	72,515	3,042,464
Dominic J. Frederico	37,423,743	308,856	13,983	3,042,464
Bonnie L. Howard	36,715,336	1,017,485	13,761	3,042,464
Thomas W. Jones	37,157,074	519,062	70,446	3,042,464
Alan J. Kreczko	37,042,665	690,156	13,761	3,042,464
Yukiko Omura	36,888,600	826,973	31,009	3,042,464
Lorin P.T. Radtke	37,480,986	220,571	45,025	3,042,464
Courtney C. Shea	37,515,242	217,824	13,516	3,042,464
Antonio Ursano, Jr.	34,467,889	3,256,944	21,749	3,042,464

2.    To approve, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non- Votes
34,676,580	3,043,276	26,726	3,042,464

3.    To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2026, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

For	Against	Abstain
40,061,074	720,087	7,885

4A.    To authorize the Company to vote for directors of the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

Director Nominees	For	Against	Abstain	Broker Non- Votes
Robert A. Bailenson	37,665,662	67,224	13,696	3,042,464
Gary F. Burnet	37,665,703	67,183	13,696	3,042,464
Ling Chow	37,667,301	66,435	12,846	3,042,464
Stephen Donnarumma	37,602,950	108,819	34,813	3,042,464
Dominic J. Frederico	37,629,069	103,616	13,897	3,042,464
Darrin G. Futter	37,708,779	24,107	13,696	3,042,464
Jorge A. Gana	37,695,818	37,068	13,696	3,042,464
Holly L. Horn	37,656,949	55,766	33,867	3,042,464
Benjamin G. Rosenblum	37,709,648	24,088	12,846	3,042,464
Walter A. Scott	37,619,239	106,166	21,177	3,042,464

4B.     To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2026:

For	Against	Abstain
40,171,150	607,957	9,939

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: May 5, 2026

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